                          VAN KAMPEN SENIOR LOAN FUND

                      SUPPLEMENT DATED JUNE 3, 2004 TO THE
                       PROSPECTUS DATED NOVEMBER 30, 2003

     The Prospectus is hereby supplemented as follows:

     (1) The Board of Trustees of the Fund has approved a reduction of the advisory fees of the Fund. Effective June 1, 2004, the new advisory fee schedule is:

   AVERAGE DAILY NET ASSETS        PERCENT PER ANNUM
   ------------------------        -----------------
First $500 million                      0.900%
Next $1 billion                         0.850%
Next $1 billion                         0.825%
Next $500 million                       0.800%
Over $3 billion                         0.775%

     (2) The sub-section of the prospectus entitled "PROSPECTUS SUMMARY--OTHER INVESTMENT POLICIES" is hereby deleted in its entirety and replaced with the following:

     OTHER INVESTMENT POLICIES. Other investment policies of the Fund include the following: the Fund may invest up to 20% of its total assets in Senior Loans that are not secured by any specific collateral; the Fund may invest up to 20% of its total assets in Senior Loans made to non-U.S. Borrowers provided that no more than 5% of these Senior Loans are non-U.S. dollar denominated with respect to principal and interest; and the Fund may invest up to 20% of its total assets in any combination of (1) warrants and equity securities, in each case the Fund must own or acquire a Senior Loan of the same issuer, (2) junior debt securities or securities with a lien on collateral lower than a senior claim on collateral (collectively, "junior debt securities"), (3) high quality short-term debt securities and (4) Treasury Inflation Protected Securities ("U.S. TIPS") and other inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities.

     (3) The sub-section of the prospectus entitled "PROSPECTUS SUMMARY--SPECIAL RISK CONSIDERATIONS--INVESTMENT IN NON-U.S. ISSUERS" is hereby deleted in its entirety and replaced with the following:

     INVESTMENT IN NON-U.S. ISSUERS. The Fund may invest up to 20% of its total assets, measured at the time of investment, in Senior Loans to

     Borrowers that are organized or located in countries other than the United States provided that no more than 5% of these Senior Loans are non-U.S. dollar denominated with respect to principal and interest. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated Senior Loans will be subject to currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of Senior Loans denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such investments held by the Fund. The Fund also may hold non-U.S. dollar denominated Senior Loans or other securities received as part of a reorganization or restructuring.

     (4) The fifth through ninth sentences of the sub-section of the prospectus entitled "BORROWERS" in the section entitled "INVESTMENT OBJECTIVE AND POLICIES--DESCRIPTION OF SENIOR LOANS" are hereby deleted and replaced with the following:

     The Fund may, however, invest up to 20% of its total assets, measured at the time of investment, in Senior Loans made to non-U.S. Borrowers provided that no more than 5% of these Senior Loans are non-U.S. dollar denominated with respect to principal and interest. Investing in Senior Loans of non-U.S. Borrowers involves special risks. The Fund also may hold non-U.S. dollar denominated Senior Loans or other securities received as part of a reorganization or restructuring. See "Special Risk Considerations--Investment in Non-U.S. Issuers."

     (5) The second sentence in the section of the prospectus entitled "INVESTMENT OBJECTIVE AND POLICIES--TYPES OF SENIOR LOAN INVESTMENTS" is hereby deleted and replaced with the following:

     Senior Loans also include certain senior debt obligations that are in the form of notes rather than Loan Agreements and certain structured products with rates of return determined by reference to the total rate of return on one or more Senior Loans referenced in such products.

     (6) The second sentence of the sub-section of the prospectus entitled "OTHER SENIOR DEBT SECURITIES" in the section entitled "INVESTMENT OBJECTIVE AND POLICIES--TYPES OF SENIOR LOAN INVESTMENTS" is hereby deleted.

     (7) The second paragraph of the sub-section of the prospectus entitled "OTHER SENIOR DEBT SECURITIES" in the section entitled "INVESTMENT OBJECTIVE AND POLICIES--TYPES OF SENIOR LOAN INVESTMENTS" is hereby deleted and replaced with the following:

     The Fund also may invest up to 5% of its total assets in structured notes, credit-linked notes ("CLN") and other types of structured investments (referred to collectively as "structured products"). A structured note is a derivative security that has one or more special features, such as an interest rate based on a spread over an index or a benchmark interest rate, or other reference indicator, that may or may not correlate to the total rate of return on one or more underlying investments (such as Senior Loan interests) referenced in such notes. A CLN is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). Generally, investments in structured products are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments (such as Senior Loan interests) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured product may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying index or reference obligation and are subject to counterparty risk. Structured products where the rate of return is determined by reference to a Senior Loan will be treated as Senior Loans for purposes of the Fund's policy of normally investing at least 80% of its assets in Senior Loans.

     (8) The first sentence of the first paragraph of the section of the prospectus entitled "INVESTMENT OBJECTIVE AND POLICIES--OTHER IMPORTANT INVESTMENT POLICIES" is hereby deleted and replaced with the following:

     The Fund may invest up to 20% of its total assets in (1) warrants and equity securities, in each case the Fund must own or acquire a Senior Loan of the same issuer, and (2) junior debt securities.

     (9) The second paragraph of the section of the prospectus entitled "INVESTMENT OBJECTIVE AND POLICIES--OTHER IMPORTANT INVESTMENT POLICIES" is hereby deleted and replaced with the following:

     During normal market conditions, the Fund may invest up to 20% of its total assets in high quality, short-term debt securities with remaining maturities of one year or less and in Treasury Inflation Protected Securities ("U.S. TIPS") and other inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities. High quality, short-term debt securities in which the Fund may invest include commercial paper rated at least in the top two rating categories, or unrated commercial paper considered by the Adviser to be of similar quality; interests in short-term loans of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such top two rating categories, or having no rating but determined by the Adviser to be of comparable quality; certificates of deposit and bankers' acceptances; and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities may pay interest at adjustable rates or at fixed rates. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and high quality, short-term debt securities. U.S. TIPS are fixed income securities issued by the U.S. Department of the Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers (the "CPI-U")). The Fund may purchase U.S. TIPS or other inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities of any maturity. U.S. TIPS pay interest on a periodic basis, equal to a fixed interest rate applied to the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond, this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the Fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds a U.S. TIPS, the Fund may earn less on the security than on a conventional bond. The Fund may invest in inflation-indexed securities issued by the U.S. government, its agencies or instrumentalities with other structures or characteristics as such securities become available in the market.

     (10) The sub-section of the prospectus entitled "SPECIAL RISK CONSIDERATIONS--INVESTMENT IN NON-U.S. ISSUERS" is hereby deleted in its entirety and replaced with the following:

     INVESTMENT IN NON-U.S. ISSUERS. The Fund may invest up to 20% of its total assets, measured at the time of investment, in Senior Loans to Borrowers that are organized or located in countries other than the United States provided that no more than 5% of these Senior Loans are non-U.S. dollar denominated with respect to principal and interest. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated Senior Loans will be subject to currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of Senior Loans denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such investments held by the Fund. The Fund also may hold non-U.S. dollar denominated Senior Loans or other securities received as part of a reorganization or restructuring.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                    SLF SPT 6/04
                                                                     65025SPT-01